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                                                                                                                       Exhibit 99.B5

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                                                                                                       APPLICATION FOR PARTICIPATION
[LOGO]    MINNESOTA                                                                                                          UNDER A
          MUTUAL LIFE                                                                            GROUP ACCUMULATION ANNUITY CONTRACT
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The Minnesota Mutual Life Insurance Company - 400 North Robert Street - St. Paul, Minnesota  55101-2098
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CONTRACTHOLDER                                                             PLAN      MINNESOTA PUBLIC EMPLOYEES
     MINNESOTA STATE BOARD OF INVESTMENT                                             DEFERRED COMPENSATION PLAN    #844048
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NAME OF PARTICIPANT (First, Middle, Last)                   / / MALE       BIRTHDATE (Mo., Day, Year)     SOCIAL SECURITY NUMBER
                                                            / / FEMALE
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RESIDENCE STREET ADDRESS (City, State, Zip)

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NAME OF BENEFICIARY                                              RELATIONSHIP                            BIRTHDATE BENEFICIARY
                                                                                                         (Mo., Day, Year)

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Amount of purchase payment $ _______________ per _____________

PURCHASE PAYMENT ALLOCATION

_____ % General Account

FUND D SUB-ACCOUNTS

_____ % Stock Sub-Account

_____ % Bond Sub-Account                                    _____ % Mortgage Securities Sub-Account

_____ % Money Market Sub-Account                            _____ % Index Sub-Account

_____ % Managed Sub-Account                                 _____ % __________ (other)

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THE PROSPECTUSES FOR VARIABLE FUND D AND MIMLIC SERIES FUND, INC. EACH REFER TO A STATEMENT OF ADDITIONAL INFORMATION.  WOULD YOU
LIKE US TO SEND YOU A COPY?   / /  YES  / /  NO

I represent that the statements and answers in this application are full, complete, and true to the best of my knowledge.  I
ACKNOWLEDGE RECEIPT OF A CURRENT PROSPECTUS FOR THE MINNESOTA MUTUAL VARIABLE FUND D AND A CURRENT PROSPECTUS FOR MIMLIC SERIES
FUND, INC.  I UNDERSTAND THAT ALL PAYMENTS AND VALUES WHICH ARE BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT ARE
VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

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SIGNATURE OF PARTICIPANT                                                   DATE OF APPLICATION

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INVESTMENT SUITABILITY - TO BE COMPLETED BY PARTICIPANT:  NASD rules require inquiry concerning the financial conditions of individuals applying under a variable annuity contract.  You are urged to supply such information in order for Minnesota Mutual Life to make an informed judgment as to the suitability of the investment for you.  You may choose not to provide this information in which case the Registered Representative will provide the data based upon information known by the Registration Representative.
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1) MARITAL STATUS   2) DEPENDENTS  3) CURRENT ESTIMATED               4) FACE AMOUNT OF   5) OTHER RETIREMENT RESOURCES
                                                                         Life Insurance
/ /  Single         / /  Spouse    Family Income  $______________                         / / Social Security    / / Pension Benefit
/ /  Married        / /  Children  Family Assets  $______________     $______________     / / Insurance or Annuity Contracts
/ /  Widowed        Ages:          Family Debt    $______________                         / / Other_________________________________
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                                                  SIGNATURE OF PARTICIPANT      DATE                WITNESS
/ /  I have provided this information
/ /  I do not wish to provide this information    X
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TO BE COMPLETED BY REGISTERED REPRESENTATIVE
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SIGNATURE OF REGISTERED REPRESENTATIVE                                          CODE                BROKER-DEALER
X
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TO BE COMPLETED BY HOME OFFICE
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ACCEPTED BY REGISTERED PRINCIPAL                       DATE                     CONTRACT NUMBER

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